SECOND QUARTER 2016 INVESTOR PRESENTATION

Symbol: SRCE

www.1stsource.com

FORWARD-LOOKING STATEMENT DISCLOSURE

Except for historical information, the matters discussed may include “forward-looking statements.” Generally, words such as “believe,” “possible,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “contemplate,” “seek,” “plan,” “assume,” “targeted,” “continue,” “remain,” “should,” “indicate,” “would,” “may” indicate forward-looking statements. Those statements are subject to material risks and uncertainties. 1st Source cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. 1st Source may make other written or oral forward-looking statements from time to time. The audience is advised that various important factors could cause 1st Source’s actual results or circumstances for future periods to differ materially from those anticipated or projected in such forward-looking statements. Such factors, among others, include changes in laws, regulations or accounting principles generally accepted in the United States; 1st Source’s competitive position within its markets served; increasing consolidation within the banking industry; unforeseen changes in interest rates; unforeseen downturns in the local, regional or national economies or in the industries in which 1st Source has credit concentrations; and other risks discussed in 1st Source’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, which filings are available from the SEC. 1st Source undertakes no obligation to publicly update or revise any forward-looking statements.

Non-GAAP Financial Measures

In addition to the results presented in accordance with generally accepted accounting principles in the United States of America, this presentation contains certain non-GAAP financial measures. 1st Source Corporation believes that providing non-GAAP financial measures provides investors with information useful to understanding our financial performance.

CORPORATE OVERVIEW

$5.4 billion Community Bank with a business focus and a service model designed to be highly responsive to all of our clients – individuals, businesses, local governments and communities.

Community Banking:

- Locations throughout Northern Indiana and Southwestern Michigan
- Personal and business banking, payment services, lending, mortgage, and leasing
- Investment management, trust and estate planning, and retirement planning services
- Business and consumer insurance sales

Specialty Finance:

- National and international footprint
- Construction machinery
- Corporate and personal aircraft
- Auto rental and leasing, shuttle buses, charter buses, and funeral cars
- Truck rental and leasing

MISSION AND VISION

Mission

To help our clients achieve security, build wealth and realize their dreams by offering straight talk, sound advice and keeping their best interests in mind for the long-term.

Vision

- Offer our clients the highest-quality service
- Support a proud family of colleagues who personify the 1st Source spirit of partnership
- Be the financial institution of choice in each market we serve
- Remain independent and nurture pride of ownership among all 1st Source colleagues
- Achieve long-term, superior financial results


WIN WITH PEOPLE
ACHIEVE DISTINCTIVE CONVENIENCE
CONTINUE LEAN JOURNEY
GROW PRIMARY RELATIONSHIPS
PRODUCE SUPERIOR FINANCIALS
COMMUNITY LEADERSHIP
OUTSTANDING CLIENT SERVICE
SUPERIOR QUALITY
TEAMWORK
INTEGRITY

MARKET AREA


MICHIGAN
INDIANA
South Bend
Mishawaka
Valparaiso
Fort Wayne

Specialty Finance
Loans: $2.14 billion

Community Bank
Loans: $2.13 billion

BUSINESS MIX (LOANS AND LEASES)







Personal Community Banking	30%	50%
Business Community Banking	70%	
Specialty Finance		50%

COMMUNITY BANKING

- **80** Banking Centers
- **101** Twenty-four hour ATMs
- **10** 1st Source Insurance offices
- **8** Trust & Wealth Management locations with approximately $4 billion of assets under management



In person



Online



Over the phone



Mobile

COMMUNITY BANKING MARKET AREA



Higher Education



Steel Production



Regional Medical Hub



Medical Devices

17 – County Market

Market Households	794,417
Client Households	100,978
Penetration	12.7%
Businesses (approx)	74,600
Business Clients	14,761
Penetration	19.8%

As of December 31, 2015



Agriculture



Distribution Hub



Recreational Vehicle Manufacturing

1st Source Corporation

SPECIALTY FINANCE GROUP SERVICES



Aircraft Division— $823MM

Aircraft division provides financing primarily for new and used general aviation aircraft (including helicopters) for private and corporate users, some for aircraft distributors and dealers, air charter operators, air cargo carriers, and other aircraft operators. See Appendix for NAICS industry detail.



Auto and Light Truck Division — $458MM

Auto/light truck division provides financing for automobile rental and leasing companies, light truck rental and leasing companies, and special purpose vehicle users: shuttle buses, charter buses, funeral cars, etc.



Construction Equipment Division— $484MM

Construction equipment division provides financing for infrastructure projects (i.e., asphalt and concrete plants, bulldozers, excavators, cranes, and loaders, etc.)



Medium and Heavy Duty Truck Division — $274MM

The medium and heavy duty truck division finances highway tractors and trailers and delivery trucks for the commercial trucking industry and trash and recycling equipment for municipalities and private businesses as well as equipment for landfills

EXPERIENCED AND PROVEN TEAM

Executive Team

- 6 executives with an average 37 years each of banking experience and 24 years with 1st Source

Business Banking Officers

- 37 business banking officers with an average 21 years each of lending experience and 11 years with 1st Source

Specialty Finance Group Officers

- 26 specialty finance officers with an average 28 years each of lending experience and 12 years with 1st Source

PERFORMANCE – CLIENT

- #1 deposit share in our 15 contiguous county market
- #1 SBA Lender in every county where located
- #2 SBA Lender in State of Indiana


Source Bank

- Best Branch Service in the Midwest – MSR Group
- Indiana SBA Community Lender Award – 2013 - 2015
- Michiana's Best Bank for Business – Northwest Indiana Business Quarterly
- Michiana's Best Company to Work For – Northwest Indiana Business Quarterly
- Michiana's Best Bank for Customer Service – Northwest Indiana Business Quarterly
- One of the Highest Customer Advocacy Scores among banks in Midwest – APECS, 2015

FINANCIAL REVIEW

GROWING LOAN PORTFOLIO

Total Average Loans & Leases ($MM)



Loans & Leases
Yield on Loans & Leases (%)
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
Compound Annual Growth Rate: 6.93%
3209
3434
3640
3837
4057
5.02
4.69
4.42
4.39
4.30
2012
2013
2014
2015
2016 YTD

1st Source Corporation

DIVERSIFIED LOAN PORTFOLIO

Average Loans By Type


Commercial and Agricultural 19%
Commercial Real Estate 18%
Residential Real Estate 11%
Consumer 4%
Medium and Heavy Duty Truck 7%
Auto and Light Truck 11%
Construction Equipment 11%
Aircraft 19%

STRONG CREDIT QUALITY

% of Net Loans and Leases

Loan & Lease Loss Reserve



Stable Reserves
2.64%
2.50%
2.35%
2.31%
2.21%
2.20%
2011
2012
2013
2014
2015
2016 YTD

Nonperforming Assets



Improving Credit Quality
2.28%
1.25%
1.29%
1.13%
0.50%
0.49%
2011
2012
2013
2014
2015
2016 YTD

Net Charge-Offs / (Recoveries)



Limited Losses
0.27%
0.13%
0.02%
0.06%
(0.02%)
(0.02%)
2011
2012
2013
2014
2015
2016 YTD

1st Source Corporation

GROWING CORE DEPOSIT FRANCHISE


Total Average Deposits ($MM)
Non-core Deposits
Core Deposits
Effective Rate on Interest-bearing Deposits (%)
5500
4400
3300
2200
1100
0
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
Compound Annual Growth Rate: 4.91%
3574
190
3384
0.61%
3701
225
3476
0.45%
3778
270
3508
0.30%
3961
329
3632
0.29%
4227
440
3787
0.36%
2012
2013
2014
2015
2016 YTD

* Non-core deposits include CDs over $250,000 and brokered CDs.

DEPOSIT MARKET SHARE – 15 COUNTY CONTIGUOUS MARKET*

Leading Market Share in Community Banking Markets ($000)



$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
June 09
June 10
June 11
June 12
June 13
June 14
June 15
2015
1st Source 13.66%
Chase 9.59%
Lake City Bank 8.67%
Wells Fargo 8.04%
Fifth Third 5.22%
PNC 5.21%

Data as of June 2015 – FDIC (via SNL Financial)

*Includes Allen, Elkhart, Fulton, Huntington, Kosciusko, LaPorte, Marshall, Porter, Pulaski, St. Joseph, Starke, Wells, and Whitley counties in the State of Indiana, and Berrien and Cass counties in the State of Michigan.

NET INCOME & EARNINGS PER SHARE*



($MM)
$70
$60
$50
$40
$30
$20
$10
$0
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
48.20
49.63
54.96
58.07
57.49
29.14
28.30
1.78
1.83
2.03
2.17
2.17
1.10
1.08
2011
2012
2013
2014
2015
2015 YTD
2016 YTD
Net Income
EPCS (Diluted)

* Note: EPS adjusted for 10% stock dividend declared July 22, 2015 and issued on August 14, 2015.

NET INTEREST MARGIN (FTE)



($MM)
$220
$176
$132
$88
$44
$0
7.00%
5.60%
4.20%
2.80%
1.40%
0.00%
150.9
153.8
158.6
162.2
168.2
81.9
84.5
3.69
3.69
3.67
3.59
3.60
3.61
3.45
2011
2012
2013
2014
2015
2015 YTD
2016 YTD
Net Interest Income ($MM)
Net Interest Margin (%)

1st Source Corporation

DIVERSE SOURCES OF NONINTEREST INCOME

Noninterest Income Composition

YTD = $33.4M*


Mortgage Banking 7%
Equipment Rental 6%
Trust and Wealth Management 29%
Fair Value of Assets Under Management of $3.9B
Insurance Commissions 8%
Service Charges on Deposit Accounts 13%
Debit Card 16%
Other 21%
29% of Total Revenue*

* Note: Equipment rental income is shown net of leased equipment depreciation.

OPERATING EXPENSES



($MM)
$160.0
$120.0
$80.0
$40.0
$0.0
100.0%
75.0%
50.0%
25.0%
0.0%
133.7
136.3
136.3
136.1
140.8
67.8
70.2
64.4
63.3
62.4
60.6
60.9
59.9
60.5
2011
2012
2013
2014
2015
2015 YTD
2016 YTD
Noninterest Expense ($MM)*
Efficiency (%)

* Note: Noninterest expense is shown net of leased equipment depreciation.

STRONG CAPITAL POSITION

Tier 1 Leverage Ratio


11.72%
11.47%
12.08%
12.16%
12.21%
11.99%
5% Well Capitalized
2011
2012
2013
2014
2015
2016 YTD

Tier 1 Risk Based Ratio


15.21%
14.26%
14.54%
14.57%
13.65%
13.41%
8% Well Capitalized
2011
2012
2013
2014
2015
2016 YTD

Total Risk Based Capital Ratio


16.51%
15.57%
15.86%
15.89%
14.97%
14.73%
10% Well Capitalized
2011
2012
2013
2014
2015
2016 YTD

Tangible Common Equity / Tangible Assets


10.18%
10.56%
10.76%
11.15%
10.96%
10.90%
2011
2012
2013
2014
2015
2016 YTD

TANGIBLE BOOK VALUE PER COMMON SHARE*

Consistent Growth



$27.50
$24.00
$20.50
$17.00
$13.50
$10.00
Compound Annual Growth Rate: 7.26%
$14.15
$14.95
$16.38
$17.67
$18.65
$20.16
$21.49
$22.32
2009
2010
2011
2012
2013
2014
2015
2016 YTD

* Note: Adjusted for 10% stock dividend declared July 22, 2015 and issued on August 14, 2015.

COMMON DIVIDENDS PER SHARE*

28 YEARS OF CONSECUTIVE DIVIDEND GROWTH



$0.900
$0.800
$0.700
$0.600
$0.500
$0.400
$0.300
$0.200
$0.100
$0.000
Compound Annual Growth Rate: 4.31%
0.482
0.509
0.527
0.536
0.555
0.582
0.600
0.618
0.645
0.671
0.540
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016 YTD**

* Adjusted for 10% stock dividend declared July 22, 2015 and issued on August 14, 2015.

** Declared and paid through August 31, 2016.

DELIVERING RETURNS TO SHAREHOLDERS


Value of $100 Invested in 1st Source since 1971 Inception with Dividends Reinvested vs. Total Return of Stock Indices
1st Source
S&P 500
Wilshire 5000
Russell 2000
NASDAQ
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
9/30/1971
1971
1972
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
$14,685
$8,613
$5,944
$4,125
$2,550

1st Source Corporation

DELIVERING RETURNS TO SHAREHOLDERS



December 31, 2007 - August 31, 2016
1st Source Corp
KBW NASDAQ Bank
NASDAQ Bank
S&P 500 Bank
SNL U.S. Bank
KBW NASDAQ Regional Bank
Price Change (%)
150.00
100.00
50.00
0.00
(50.00)
(100.00)
2008
2009
2010
2011
2012
2013
2014
2015
2016
124.89%
14.95%
13.31%
(13.03%)
(16.97%)
(18.04%)

PERFORMANCE – FINANCIAL

- #10 of 102 banks between $5 billion and $50 billion in assets – Bank Performance Scorecard by Bank Director Magazine
- Top 15th Percentile of Community Banks – Seifried & Brew
- 5 Star "Superior" Rating – Bauer Financial
- 28 years of consecutive dividend growth


1st Source Bank

INVESTMENT CONSIDERATIONS

- Consistent and superior financial performance with a focus on long-term earnings per share and tangible book value growth
- Experienced and proven team with significant investment in bank
- Diversification of product mix and geography with asset generation capability
- Leading market share in community banking markets
- Stable credit quality, strongly reserved
- Strong capital position and 28 consecutive years of dividend growth
- Balance Sheet is asset sensitive – positioned for rising rates over time

CONTACT INFORMATION

Christopher J. Murphy III

Chairman of the Board and CEO

(574) 235-2711

murphy-c@1stsource.com

Andrea G. Short

CFO and Treasurer

(574) 235-2348

shorta@1stsource.com

APPENDIX

Ownership Summary

Shareholder Type	Shares	% of Total
Institutional	9,769,802	37.8%
Insiders	9,027,199	34.9%
Retail/Other	5,727,662	22.1%
1st Source ESOP	1,342,430	5.2%
Total Shares Outstanding[(1)]	**25,867,093**	**100.0%**

Rank	Institution (Top 10 Institutions)	Shares	% of Total
1	Dimensional Fund Advisors LP	2,241,921	8.7%
2	BlackRock Inc.	906,765	3.5%
3	Vanguard Group Inc.	686,508	2.7%
4	Manulife Asset Mgmt. (US) LLP	587,597	2.3%
5	AllianceBernstein L.P.	529,353	2.0%
6	Wellington Mgmt. Co. LLP	284,669	1.1%
7	State Street Corp.	270,098	1.0%
8	J.P. Morgan Alternative Asset Mgmt. Inc.	256,253	1.0%
9	Northern Trust Global Investments	218,366	0.8%
10	Norges Bank Investment Management	199,691	0.8%
	Top 10 Institutions[(2)]	**6,181,221**	**23.9%**
	Other	3,588,581	13.9%
	Total Institutional Ownership[(2)]	**9,769,802**	**37.8%**



1st Source ESOP
5.2%
Retail/Other
22.1%
Institutional
37.8%
Insiders
34.9%

(1) As of August 31, 2016
(2) As of June 30, 2016 or most recently reported data
Source: SNL Financial and Company filings

Aircraft Portfolio – Industries by NAICS



Retail Trade
12%
Construction
12%
Manufacturing
6%
Ag, Forestry, Fishing & Hunting
5%
Wholesale Trade
5%
Other*
7%
Transportation & Warehousing
20%
Finance & Insurance and Real Estate
18%
Services
15%

*Other includes: Mining & Utilities, Information, & Public Administration

ATTRACTIVE CORE DEPOSIT FRANCHISE

Average Deposits By Type


Savings and Interest
Bearing Demand
50%
Noninterest
Bearing Demand
22%
CD and IRA
28%